UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported): November 3, 2009

______________________________

FIRST MERCHANTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2009, First Merchants Corporation will conduct a third quarter earnings conference call and web cast on Tuesday, November 3, 2009 at 2:30 p.m. (ET). A copy of the slide presentation utilized on the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Slide presentation, utilized November 3, 2009, during conference call and web cast by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation

(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: November 03, 2009

EXHIBIT INDEX

Exhibit No.

99.1	Description

Slide presentation, utilized November 3, 2009, during conference call and web cast by First Merchants Corporation

First Merchants Corporation

Exhibit No. 99.1

Presentation Slides, utilized November 3, 2009

First Merchants Corporation

3rd Quarter 2009

Earnings Call

November 3, 2009

Michael C. Rechin

President

and Chief Executive Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Forward-looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

Key Points for 3rd Quarter

Loss of $.30 per diluted share for the quarter ended September 30,
2009, reflects the company’s focused efforts to build appropriate allowance for loan loss reserve, maximize net interest margin and preserve capital.

Allowance for loan losses increased to 2.54% of loans, “well reserved”, with year-to-date provision for loan losses exceeding net charge-offs by $35MM. Quarter-to-date net loan charge-offs of $14MM for an annualized net charge offs of 1.64%.

Year-to-date net loan charge-offs totaled $61 million, or an annualized
2.24%, of average loans. Non-performing loans are up 11% and loan loss reserve coverage of non-accruing loans increased to 70%.

Improved regulatory capital levels soundly in excess of “well capitalized” thresholds.

“Well Positioned”

Charter combination completion to First Merchants
Bank, N. A. provides efficiency in capital, liquidity, and
risk management.

Net Interest Margin strength provided by active
balance sheet management strategies.

Revenue growth and expense control produce pre-
tax, pre-provision run-rate averaging ~ $17 million per
quarter.

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Mark K. Hardwick

Executive Vice President

and Chief Financial Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Financial Performance

Total Assets

                                                                                                              2007     2008     Q1-’09     Q2-’09     Q3-’09

1.

Investments                 $   451  $   482   $   446   $   631   $   489

2.

Loans                                                        2,877    3,722     3,654     3,554     3,399

3.

Allowance                                          (28)       (50)                        (59)        (77)       (87)

4.

CD&I & Goodwill         136       166        163       161        160

5.

BOLI                      71         93          94         94          94

6.

Other                    275             371        589            354        421

7.

Total Assets     $3,782  $4,784    $4,887  $4,717   $4,476

(Millions $)

Commercial &
Industrial Loans
23.8%
Other Consumer
6.0%
Home Equity
6.3%
Residential
Mortgage
19.4%
Land & Lot
4.3%
Agriculture
7.9%
Commercial
Mortgage
32.3%

Loan Composition as of 9/30/09

Yield = 5.92%

$489 Million Balance

Average duration - 4.3 years

Tax equivalent yield of 5.10%

No private label MBS exposure

Trust Preferred Pools with book balance of $9.9
million and a market value of $3.7 million

Net unrealized gain of the entire portfolio totals $9.0
million

Investment Portfolio

Total Liabilities and Capital

                                                    2007       2008       Q1-’09       Q2-’09    Q3-’09

1.

Customer Deposits*              $2,605  $3,242    $3,275     $3,278    $3,199

2.

Brokered Deposits                   239       477         410          313        313

3.

Bank-Level Borrowings            483       507        485          483        339

4.

Other Liabilities                         29         51           98            59         38

5.

Hybrid Capital                           86        111        111           111       111

6.

Preferred Stock (CPP)                0           0         112           112       112

7.

Common Equity                       340       396         396                361       364

8.

Total Liabilities and Capital $3,782   $4,784    $4,887      $4,717  $4,476

* Total deposits less brokered deposits

($ in Millions)

$493M
Demand Deposits - 33%
Savings Deposits - 21%
Certificates & Time Deposits of >$100,000 - 14%
Certificates & Time Deposits of <$100,000 - 23%
Brokered Deposits - 9%

Deposits as of 9/30/09

$803M

$311M

$1,178M

$727M

Cost of Funds = 1.95%

                                         2007       2008       Q1-’09       Q2-’09     Q3-’09

1.

Total Risk-Based

                     Capital Ratio            10.55%   10.24%   12.97%    12.56%   13.08%

2.

Tier 1 Risk-Based

                     Capital Ratio             8.75%      7.71%   10.47%    10. 01%  10.44%

3.

Leverage Ratio          7.19%      8.16%     9.17%       8.31%    8.47%

4.

TCE/TCA                  5.72%      5.01%     4.89%       4.42%     4.75%

Capital Ratios

3.55
3.84
3.68
3.64
3.83
2007
2008
Q1-'09 Annualized
Q2-'09 Annualized
Q3-'09 Annualized
Net Interest Income - FTE ($ in Millions)
Earning Assets ($ in Millions)

Net Interest Margin

$117

$133

$158

$159

$3,309

$3,463

$4,298

$4,384

%

%

%

%

$4,049

%

$162

$86.9
$77.1
$58.5
$59.0
$49.5
$40.4
$28.2
$28.2
$24.2
$15.6
$12.9
$14.4
$8.5
$6.8
$6.0
2007
2008
Q1-'09
Q2-'09
Q3-'09
Net Charge-offs
Provison
Allowance for Loan Losses

Costs of Credit

($ in Millions)

Non-Interest Income

                                                                  2007     2008       Q1-’09      Q2-’09   Q3-’09

1.

Service Charges on Deposit

       Accounts                                          $12.4    $13.0         $3.5         $3.9      $4.0

2.

Trust Fees                                           8.4         8.0           2.1           1.7         1.8

3.

Insurance Comm. Income                 5.1         5.8            2.1           1.7         1.5

4.

Cash Surrender Value of Life Ins.     3.7       (0.3)            0.3           0.3         0.4

5.

Gains on Sales Mortgage Loans       2.4         2.5            1.4           1.7         2.0

6.

Securities Gains/Losses                       0       (2.1)            2.3         (0.9)        4.0

7.

Other                                                    8.6          9.5             2.8             3.1         2.0

8.

Total                                                 $40.6   $36.4         $14.5      $11.5     $15.7

($ in Millions)

Non-Interest Expense

                                                        2007          2008       Q1-’09       Q2-’09     Q3-’09

1.

Salary & Benefits                   $58.8        $63.0       $20.0       $19.7       $17.9

2.

Premises & Equipment          13.4           14.4           4.4           4.4            4.3

3.

Core Deposit Intangible            3.2            3.2           1.3            1.3           1.3

4.

Professional Services                2.0            2.6           1.1              .9                                 .7

5.

OREO Expense                        1.0             2.8           0.5            1.6           3.6

6.

FDIC Expense                          1.5             1.7           0.8            3.7           3.1

7.

FHLB Prepayment Penalties      0                 0              0               0           1.9

8.

Other                                       22.3            21.1          6.6            6.6           6.2

         Total                                  $102.2        $108.8     $34.7        $38.2       $39.0

($ in Millions)

Earnings

                                                                  2007       2008      Q1-’09       Q2-’09     Q3-’09

1.

Net Interest Income-FTE                $117.2   $133.1      $39.6       $39.8       $40.5

2.

Non Interest Income1                                40.6       38.5        12.2         12.4         11.3

3.

Non Interest Expense2                           101.2     108.6        34.2          33.6        32.8

4.

Pre-Tax Pre-Provision Earnings   $52.5     $61.9      $16.5        $17.2      $19.0

5.

  Provision                                             8.5       28.2        12.9          59.0        24.2

6.

  Adjustments                                       1.1         5.0        (1.7)            5.4           1.9

7.

Taxes - FTE                                       15.4      11.8          2.3          (16.1)        (2.2)

8.

CPP Dividend                                          0            0            .6             1.5          1.5

9.

Net Income Avail. for Distribution      $31.6    $20.6        $3.5        ($31.2)     ($6.4)

10.

EPS                                                   $1.73    $1.14      $0.17        ($1.49)   ($0.30)

                 1Adjusted for Bond Gains & Losses and one-time mortgage sale

                 2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO Expense & Credit-
Related Professional Services

($ in Millions)

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

John J. Martin

Senior Vice President

Chief Credit Officer

Portfolio Overview

Quarterly Highlights

Non-performing assets increased to $151 million, or 3.37% of assets for the quarter.
This compares to $137 million as of June 30, 2009 and $131 million as of March 31,
2009.

Other Real Estate Owned totaled to $21.8 million compared to $20.2 million as of
June 30, 2009 and $22.1 million as of March 31, 2009.

90 days delinquent loans totaled $5.4 million compared to $3.6 million as of June 30,
2009 and $7.7 million as of March 31, 2009.

Restructured loans increased $5.6 million compared to $4.2 prior quarter.

Total construction and development loans outstanding declined to $147 million from
$163 million as of June 30, 2009 and $208 million as of March 31, 2009.

Impaired loan portfolio is marked by 30% (specific impairment reserves and charge-
offs).

Charge-Off Overview

Quarterly Review

3rd quarter net charge-offs totaled $14.4 million and provision expense totaled $24.2 million.

5 customers with charge-offs comprise $7.75 million of the 3rd quarter charge-offs.

A $4.2 million charge-off relating to one commercial customer, broken out between $3.2 million of commercial and industrial and $1 million of commercial mortgage, is ~29% of total charge-offs.

($000)

C & I

Commercial

Mortgage

Land and

Lot

Ag

Total

Commercial

# of Loan

2

5

1

0

8

($000)

3,990

$

3,140

$

626

$

-

$

7,755

$

Loan Portfolio Composition
Other Consumer, 6.0%
Home Equity, 6.3%
C & I, 23.8%
Residential Mortgage, 19.4%
Ag, 7.9%
Land and Lot, 4.3%
Commercial Mortgage, 32.3%

Net Charge-Offs by Type of Loan
(% of total NCOs)
Home Equity 2%
Residential Mortgage 6%
Other Consumer 4%
Ag 1%
Land and Lot 15%
C & I 51%
Commercial Mortgage 21%

YTD Charge-Off Composition as of 9/30/09

($000)

C & I

Commercial

Mortgage

Land and

Lot

Ag

Total

Commercial

Residential

Mortgage

Home

Equity

Other

Consumer

Total

Consumer

Total

Consumer

and

Commercial

Loan Balances

$                814,086

$           1,107,197

$    147,343

$          270,233

$           2,338,859

$     664,294

$   216,810

$     203,932

$  1,085,036

$     3,423,895

% of total

23.8%

32.3%

4.3%

7.9%

68.3%

19.4%

6.3%

6.0%

31.7%

Net Charge-offs YTD

30,731

$

12,850

$

9,242

$

393

$

53,216

$

3,880

$

1,181

$

2,544

$

7,605

$

60,821

$

Net Charge-off ratio*

5.03%

1.55%

8.36%

0.19%

3.03%

0.78%

0.73%

1.66%

0.93%

2.37%

*Annualized based on ending balances

Loan Portfolio Composition
Other Consumer, 6.0%
Home Equity, 6.3%
Residential Mortgage, 19.4%
C & I, 23.8%
Ag, 7.9%
Land and Lot, 4.3%
Commercial Mortgage, 32.3%

NPA
(% of total NPAs)
Home Equity 1%
Other Consumer 0%
Residential Mortgage 15%
C & I 21%
Ag 5%
Land and Lot 20%
Commercial Mortgage 38%

Non-Performing Asset Composition as of 9/30/09

($000)

C & I

Commercial

Mortgage

Land and Lot

Ag

Total Commercial

Residential

Mortgage

Home Equity

Other

Consumer

Total

Consumer

Total Consumer

and

Commercial

Loan Balances

$                  814,086

$             1,107,197

$      147,343

$            270,233

$             2,338,859

$       664,294

$     216,810

$       203,932

$    1,085,036

$       3,423,895

% of total

23.8%

32.3%

4.3%

7.9%

68.3%

19.4%

6.3%

6.0%

31.7%

NPAs (including 90+ DPD)

32,732

$

58,466

$

31,741

$

7,570

$

130,509

$

23,214

$

1,800

$

562

$

25,576

$

156,085

$

NPA Ratio

4.02%

5.28%

21.54%

2.80%

5.58%

3.49%

0.83%

0.28%

2.36%

4.56%

    $12,180

Civic/social club

      1,370

Manufacturing - custom compounding of plastic resin

      1,910

Hospitality

      2,250

Residential real estate lessors and developers

      3,200

New single family real estate construction

      $3,450

Industry

Balance

(Book)

Top New Non-Performing Loans

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,879
$87,546
$108,546
$112,220
$123,290
92%
57%
54%
69%
70%
3Q08
4Q08
1Q09
2Q09
3Q09
ALLL as a % of NA
Non-Accrual Loans

Allowance Coverage to Non-Accrual Loans

Allowance as a % of Non-Accrual Loans

($000)

OREO
1-4 Family
17%
Ag
0%
CRE
60%
Land and
Construction
23%

OREO Composition as of 9/30/09

($000)

CRE

Land and

Construction

1-4 Family

Ag

Total

Book Balance

13,069

$

5,089

$

3,620

$

-

$

21,778

$

% or ORE

60%

23%

17%

0%

100%

Michael C. Rechin

President

and Chief Executive Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Tactical Action Plan and Business Update

Continue Focus on Asset Quality Improvement

Capital Preservation Plan

Margin Expansion Opportunity Continues

Non-Strategic Asset Class Reductions

Successful Charter Consolidation Allows Efficiency Gains

“Well Capitalized – Well Reserved – Well Positioned”

Stakeholder Focused

Shareholders

Communities

Customers

Employees

First Merchants Corporation common stock is traded on
the NASDAQ Global Select Market under the symbol
FRME.

Additional information can be found at

www.firstmerchants.com

Investor inquiries:

Mark K. Hardwick

Executive Vice President-Chief Financial Officer

Telephone: 765.751.1857

mhardwick@firstmerchants.com

Contact Information